Exhibit 99.1

PRELIMINARY July 30 5PM

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended June 30, 2012

www.preit.com

NYSE: PEI

NYSE: PEIPRA

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2012

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Quarters Ended June 30, 2012 and June 30, 2011	4
Statement of Operations-Proportionate Consolidation Method-Six Months Ended June 30, 2012 and June 30, 2011	5
Net Operating Income-Quarters Ended June 30, 2012 and June 30, 2011	6
Net Operating Income-Six Months Ended June 30, 2012 and June 30, 2011	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution-Quarters Ended June 30, 2012 and June 30, 2011	9
Funds From Operations and Funds Available for Distribution-Six Months Ended June 30, 2012 and June 30, 2011	10

Operating Statistics
Leasing Activity Summary	11
Summarized Rent Per Square Foot and Occupancy Percentages	12
Mall Sales and Rent Per Square Foot	13
Mall Occupancy-Owned GLA	14
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	15
Top Twenty Tenants	16
Lease Expirations	17
Retail Gross Leasable Area Occupancy Summary	18
Property Information	19

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	22
Balance Sheet-Property Type	23
Investment in Real Estate	24
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29

Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including and in light of the relatively high number of leases that have expired or are expiring by the end of 2013. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2011. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of June 30, 2012, the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.1 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981
	Emmanuel Korchman	(212) 816-1382

Discern	David Wiggington	(646) 862-4177

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Molly McCartin	(212) 622-6615

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

July 20, 2012 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.16 per common share and $0.515625 per share dividend for preferred shares.

May 16, 2012 - PREIT announced the Board of Trustees of the Company increased the quarterly cash dividend to $0.16 per common share and declares initial dividend for preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

July 12, 2012 - PREIT announced the opening of Grand Lux Cafe at Cherry Hill Mall and other new destinations to dining strategy.

Financing activities:

June 1, 2012 - PREIT redeemed its Exchangeable Notes at maturity.

April 20, 2012 - PREIT announced the closing of its preferred share offering.

April 13, 2012 - PREIT announced the pricing of its preferred share offering.

April 12, 2012 - PREIT announced commencement of preferred share offering.

Other activities:

July 10, 2012 - PREIT scheduled its Second Quarter 2012 earnings call for Tuesday, July 31, 2012.

June 11, 2012 - PREIT announced it would present at the REITWeek 2012 NAREIT Investor Forum in New York City on Wednesday, June 13, 2012.

June 7, 2012 - PREIT announced that Joseph F. Coradino became Chief Executive Officer of PREIT.

May 1, 2012 - PREIT updated its 2012 guidance.

April 24, 2012 - PREIT reported its First Quarter 2012 results.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2012	2011	2011	2010
TRADING INFORMATION
Common Shares
High Price per share	$15.69	$17.34	$17.34	$17.35
Low Price per share	$11.81	$13.64	$6.50	$8.35
Closing Share Price (at the end of period)	$14.98	$15.70	$10.44	$14.53
Preferred Shares
High Price per share	$25.84	$—	$—	$—
Low Price per share	$24.98	$—	$—	$—
Closing Share Price (at the end of period)	$25.75	$—	$—	$—

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	56,001	55,686	55,677	55,436
OP Units Outstanding	2,309	2,329	2,329	2,329

Total Shares and OP Units Outstanding	58,310	58,015	58,006	57,765

Equity Market Capitalization—Shares and OP Units	$873,485	$910,832	$605,581	$839,327
Preferred Shares, Nominal Value	115,000	—	—	—

Total Equity Market Capitalization	$988,485	$910,832	$605,581	$839,327

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$2,249,912	$2,233,228	$2,230,645	$2,265,572
Unsecured Debt Balance (4)	—	136,900	136,900	136,900

Debt Capitalization	2,249,912	2,370,128	2,367,545	2,402,472

TOTAL MARKET CAPITALIZATION	$3,238,397	$3,280,960	$2,973,126	$3,241,799

Equity Capitalization/Total Market Capitalization	30.5%	27.8%	20.4%	25.9%
Debt Capitalization/Total Market Capitalization	69.5%	72.2%	79.6%	74.1%
Unsecured Debt Balance/Total Debt	0.0%	5.8%	5.8%	5.7%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	(5)	$0.15	$0.37	$0.60
Capital Gain Distributions (6)	(5)	—	0.01	—
Non-Taxable Distributions		—	0.22	—

Distributions per common share	$0.16	$0.15	$0.60	$0.60

Annualized Dividend Yield (7)	4.3%	3.8%	5.7%	4.1%

CAPITAL RESOURCES

Cash and Cash Equivalents	$20,942	$29,388	$27,481	$47,107

Revolving Facility	250,000	250,000	250,000	150,000
Amount Outstanding	(65,000)	(70,000)	(95,000)	—
Letters of Credit	—	(561)	—	(1,534)

Available Revolving Facility (8)	185,000	179,439	155,000	148,466

TOTAL	$205,942	$208,827	$182,481	$195,573

Shelf Registration	$885,000	$831,812	$1,000,000	$831,812

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $240,000 in Term Loans outstanding as of June 30, 2012, December 31, 2011, and June 30, 2011, and $347,200 in Term Loans outstanding as of December 31, 2010.
(3)	The secured debt balance includes Revolving Facility balances of $65,000 as of June 30, 2012, $95,000 as of December 31, 2011, and $70,000 as of June 30, 2011.
(4)	The unsecured debt balance includes Exchangeable Notes of $136,900 as of December 31, 2011, June 30, 2011 and December 31, 2010.
(5)	Tax status of 2012 dividend payments will be available in January 2013.
(6)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.
(7)	Based on closing share price at the end of the period.
(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended June 30, 2012 and June 30, 2011

Proportionate Consolidation Method

(in thousands)

	Quarter Ended June 30, 2012			Quarter Ended June 30, 2011
	GAAP	PREIT’s share of unconsolidated partnership (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$72,404	$6,444	$78,848	$70,934	$6,361	$77,295
Expense reimbursements	30,912	2,475	33,387	31,355	2,547	33,902
Percentage rent	509	3	512	715	—	715
Lease termination revenue	776	—	776	693	—	693
Other real estate revenue	3,636	342	3,978	3,694	337	4,031

Real estate revenue	108,237	9,264	117,501	107,391	9,245	116,636
Interest and other income	884	—	884	809	—	809

Total revenue	109,121	9,264	118,385	108,200	9,245	117,445

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,940)	(1,810)	(37,750)	(35,260)	(2,066)	(37,326)
Utilities	(5,713)	(168)	(5,881)	(6,078)	(229)	(6,307)
Other operating expenses	(5,551)	(677)	(6,228)	(6,129)	(587)	(6,716)

Total operating expenses	(47,204)	(2,655)	(49,859)	(47,467)	(2,882)	(50,349)

Depreciation and amortization	(33,400)	(1,840)	(35,240)	(36,614)	(2,358)	(38,972)
Other expenses:
General and administrative expenses	(10,240)	—	(10,240)	(10,433)	—	(10,433)
Provision for executive separation expenses	(796)	—	(796)	—	—	—
Impairment of assets, project costs and other expenses	(39)	—	(39)	(353)	—	(353)

Total other expenses	(11,075)	—	(11,075)	(10,786)	—	(10,786)

Interest expense, net (2)	(31,795)	(2,817)	(34,612)	(34,941)	(2,858)	(37,799)

Total expenses	(123,474)	(7,312)	(130,786)	(129,808)	(8,098)	(137,906)

Loss before equity in income of partnerships	(14,353)	1,952	(12,401)	(21,608)	1,147	(20,461)
Equity in income of partnerships	1,952	(1,952)	—	1,147	(1,147)	—
Gains on sales of real estate	—	—	—	1,450	—	1,450

Net loss	(12,401)	—	(12,401)	(19,011)	—	(19,011)
Less: net loss attributable to noncontrolling interest	513	—	513	763	—	763

Net loss attributable to PREIT	$(11,888)	$—	$(11,888)	$(18,248)	$—	$(18,248)
Less: preferred share dividends	(1,845)	—	(1,845)	—	—	—

Net loss attributable to PREIT common shareholders	$(13,733)	$—	$(13,733)	$(18,248)	$—	$(18,248)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $547 and $353 for the quarters ended June 30, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Six Months Ended June 30, 2012 and June 30, 2011

Proportionate Consolidation Method

(in thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$144,443	$12,890	$157,333	$142,694	$12,740	$155,434
Expense reimbursements	62,938	5,226	68,164	65,118	5,141	70,259
Percentage rent	1,427	39	1,466	1,696	21	1,717
Lease termination revenue	1,427	58	1,485	718	—	718
Other real estate revenue	6,858	661	7,519	6,727	642	7,369

Real estate revenue	217,093	18,874	235,967	216,953	18,544	235,497
Interest and other income	1,645	—	1,645	1,727	—	1,727

Total revenue	218,738	18,874	237,612	218,680	18,544	237,224

EXPENSES:
Operating expenses:
CAM and real estate taxes	(72,149)	(4,011)	(76,160)	(72,564)	(4,365)	(76,929)
Utilities	(11,003)	(332)	(11,335)	(11,909)	(425)	(12,334)
Other operating expenses	(10,449)	(1,258)	(11,707)	(12,087)	(1,099)	(13,186)

Total operating expenses	(93,601)	(5,601)	(99,202)	(96,560)	(5,889)	(102,449)

Depreciation and amortization	(67,118)	(3,691)	(70,809)	(71,124)	(4,328)	(75,452)
Other expenses:
General and administrative expenses	(20,124)	—	(20,124)	(20,015)	—	(20,015)
Provision for executive separation expenses	(796)	—	(796)	—	—	—
Impairment of assets, project costs and other expenses	(397)	—	(397)	(497)	—	(497)

Total other expenses	(21,317)	—	(21,317)	(20,512)	—	(20,512)

Interest expense, net (2)	(63,464)	(5,637)	(69,101)	(68,554)	(5,637)	(74,191)

Total expenses	(245,500)	(14,929)	(260,429)	(256,750)	(15,854)	(272,604)

Loss before equity in income of partnerships and gains on sales of real estate	(26,762)	3,945	(22,817)	(38,070)	2,690	(35,380)
Equity in income of partnerships	3,945	(3,945)	—	2,690	(2,690)	—
Gains on sales of real estate	—	—	—	1,450	—	1,450

Net loss	(22,817)	—	(22,817)	(33,930)	—	(33,930)
Less: net loss attributable to noncontrolling interests	932	—	932	1,364	—	1,364

Net loss attributable to PREIT	$(21,885)	$—	$(21,885)	$(32,566)	$—	$(32,566)
Less: preferred share dividends	(1,845)	—	(1,845)	—	—	—

Net loss attributable to PREIT common shareholders	$(23,730)	$—	$(23,730)	$(32,566)	$—	$(32,566)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,083 and $735 for the six months ended June 30, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Quarters Ended June 30, 2012 and 2011

(in thousands)

	Quarter Ended June 30, 2012			Quarter Ended June 30, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$78,501	$347	$78,848	$76,956	$339	$77,295
Expense reimbursements	33,376	11	33,387	33,893	9	33,902
Percentage rent	512	—	512	715	—	715
Lease termination revenue	776	—	776	693	—	693
Other real estate revenue	3,856	122	3,978	3,909	122	4,031

TOTAL REAL ESTATE REVENUE	117,021	480	117,501	116,166	470	116,636

Operating expenses:
CAM and real estate taxes	(37,300)	(450)	(37,750)	(36,917)	(409)	(37,326)
Utilities	(5,880)	(1)	(5,881)	(6,307)	—	(6,307)
Other operating expenses	(6,197)	(31)	(6,228)	(6,660)	(56)	(6,716)

TOTAL OPERATING EXPENSES	(49,377)	(482)	(49,859)	(49,884)	(465)	(50,349)

NET OPERATING INCOME	$67,644	$(2)	$67,642	$66,282	$5	$66,287

	Quarter Ended June 30, 2012			Quarter Ended June 30, 2011
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$72,650	$5,851	$78,501	$71,811	$5,145	$76,956
Expense reimbursements	32,352	1,024	33,376	32,699	1,194	33,893
Percentage rent	510	2	512	715	—	715
Lease termination revenue	771	5	776	78	615	693
Other real estate revenue	3,823	33	3,856	3,845	64	3,909

TOTAL REAL ESTATE REVENUE	110,106	6,915	117,021	109,148	7,018	116,166

Operating expenses:
CAM and real estate taxes	(36,279)	(1,021)	(37,300)	(35,678)	(1,239)	(36,917)
Utilities	(5,814)	(66)	(5,880)	(6,216)	(91)	(6,307)
Other operating expenses	(5,943)	(254)	(6,197)	(6,560)	(100)	(6,660)

TOTAL OPERATING EXPENSES	(48,036)	(1,341)	(49,377)	(48,454)	(1,430)	(49,884)

NET OPERATING INCOME	$62,070	$5,574	$67,644	$60,694	$5,588	$66,282

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2012 and 2011

(in thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$156,639	$694	$157,333	$154,743	$691	$155,434
Expense reimbursements	68,139	25	68,164	70,238	21	70,259
Percentage rent	1,466	—	1,466	1,717	—	1,717
Lease termination revenue	1,485	—	1,485	718	—	718
Other real estate revenue	7,271	248	7,519	7,127	242	7,369

TOTAL REAL ESTATE REVENUE	235,000	967	235,967	234,543	954	235,497

Operating expenses:
CAM and real estate taxes	(75,289)	(871)	(76,160)	(76,110)	(819)	(76,929)
Utilities	(11,335)	—	(11,335)	(12,334)	—	(12,334)
Other operating expenses	(11,636)	(71)	(11,707)	(13,054)	(132)	(13,186)

TOTAL OPERATING EXPENSES	(98,260)	(942)	(99,202)	(101,498)	(951)	(102,449)

NET OPERATING INCOME	$136,740	$25	$136,765	$133,045	$3	$133,048

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$144,964	$11,675	$156,639	$143,821	$10,922	$154,743
Expense reimbursements	65,759	2,380	68,139	67,613	2,625	70,238
Percentage rent	1,447	19	1,466	1,701	16	1,717
Lease termination revenue	1,476	9	1,485	103	615	718
Other real estate revenue	7,209	62	7,271	7,009	118	7,127

TOTAL REAL ESTATE REVENUE	220,855	14,145	235,000	220,247	14,296	234,543

Operating expenses:
CAM and real estate taxes	(72,842)	(2,447)	(75,289)	(73,328)	(2,782)	(76,110)
Utilities	(11,236)	(99)	(11,335)	(12,204)	(130)	(12,334)
Other operating expenses	(11,192)	(444)	(11,636)	(12,699)	(355)	(13,054)

TOTAL OPERATING EXPENSES	(95,270)	(2,990)	(98,260)	(98,231)	(3,267)	(101,498)

NET OPERATING INCOME	$125,585	$11,155	$136,740	$122,016	$11,029	$133,045

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net loss	$(12,401)	$(19,011)	$(22,817)	$(33,930)
Preferred share dividends	(1,845)	—	(1,845)	—
Noncontrolling interest	513	763	932	1,364
Dividends on unvested restricted shares	(128)	(144)	(189)	(266)

Loss used to calculate earnings per share - basic and diluted	$(13,861)	$(18,392)	$(23,919)	$(32,832)

Basic loss per share	$(0.25)	$(0.34)	$(0.43)	$(0.60)
Diluted loss per share	$(0.25)	$(0.34)	$(0.43)	$(0.60)
Weighted average common shares outstanding	55,899	55,656	55,742	55,571

Weighted average unvested restricted shares	(756)	(976)	(716)	(1,004)

Weighted average shares outstanding - basic	55,143	54,680	55,026	54,567

Weighted average effect of common share equivalents (1)	—	—	—	—

Total weighted average shares outstanding - diluted	55,143	54,680	55,026	54,567

(1)	The Company had net losses for all periods presented. Therefore, the effect of common share equivalents of 1,007 and 851 for the quarters ended June 30, 2012 and 2011, respectively, and 947 and 922 for the six months ended June 30, 2012 and 2011, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended June 30, 2012				Quarter Ended June 30, 2011
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue(1)	$108,237	$9,264	$117,501		$107,391	$9,245	$116,636
Operating expenses	(47,204)	(2,655)	(49,859)		(47,467)	(2,882)	(50,349)

NET OPERATING INCOME	61,033	6,609	67,642		59,924	6,363	66,287
General and administrative expenses	(10,240)	—	(10,240)		(10,433)	—	(10,433)
Provision for executive separation expenses	(796)	—	(796)		—	—	—
Interest and other income	884	—	884		809	—	809
Project costs and other expenses	(39)	—	(39)		(128)	—	(128)
Interest expense, net	(31,795)	(2,817)	(34,612)		(34,941)	(2,858)	(37,799)
Gains on sales of non-operating real estate	—	—	—		710	—	710
Depreciation on non real estate assets	(156)	—	(156)		(222)	—	(222)
Preferred share dividends	(1,845)	—	(1,845)		—	—	—

FFO(2)	17,046	3,792	20,838		15,719	3,505	19,224
Gains on sales of real estate	—	—	—		740	—	740
Depreciation on real estate assets	(33,244)	(1,840)	(35,084)		(36,392)	(2,358)	(38,750)
Impairment of assets	—	—	—		(225)	—	(225)
Equity in income of partnerships	1,952	(1,952)	—		1,147	(1,147)	—
Preferred share dividends	1,845	—	1,845		—	—	—

Net loss	$(12,401)	$—	$(12,401)		$(19,011)	$—	$(19,011)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$17,046	$3,792	$20,838		$15,719	$3,505	$19,224
Adjustments:
Straight line rent	(172)	33	(139)		441	74	515
Recurring capital expenditures	(1,657)	(106)	(1,763)		(4,428)	(110)	(4,538)
Tenant allowances	(6,131)	(182)	(6,313)		(4,612)	—	(4,612)
Capitalized leasing costs	(1,176)	—	(1,176)		(1,366)	—	(1,366)
Amortization of mortgage loan premium	(88)	—	(88)		(294)	—	(294)
Amortization of above- and below-market lease intangibles	(27)	(31)	(58)		57	(44)	13
Amortization of exchangeable notes debt discount	342	—	342		487	—	487

FAD	$8,137	$3,506	$11,643		$6,004	$3,425	$9,429

Weighted average number of shares outstanding			55,143				54,680

Weighted average effect of full conversion of OP Units			2,309				2,329
Effect of common share equivalents			1,007				851

Total weighted average shares outstanding, including OP Units			58,459				57,860

FFO			$20,838				$19,224
Provision for executive separation expenses			796				—

FFO AS ADJUSTED			$21,634				$19,224

FFO PER DILUTED SHARE AND OP UNIT			$0.36				$0.33

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.37				$0.33

FAD PER DILUTED SHARE AND OP UNIT			$0.20				$0.16

DIVIDEND PER COMMON SHARE			$0.16				$0.15

PAYOUT RATIOS

Payout ratio of FFO			31.7	%(2)			36.5	%(3)

Payout ratio of FFO as adjusted			31.5	%(2)			36.5	%(3)

Payout ratio of FAD			46.8	%(2)			67.4	%(3)

(1)	Total includes the non-cash effect of straight-line rent.
(2)	In accordance with NAREIT guidance regarding the definition of FFO, impairment losses of depreciable real estate are excluded from FFO. Prior period FFO and FFO per diluted share and OP Unit amounts have been revised to reflect this updated NAREIT guidance.
(2)	Twelve months ended June 30, 2012.
(3)	Twelve months ended June 30, 2011.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Six Months Ended June 30, 2012				Six Months Ended June 30, 2011
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue(1)	$217,093	$18,874	$235,967		$216,953	$18,544	$235,497
Operating expenses	(93,601)	(5,601)	(99,202)		(96,560)	(5,889)	(102,449)

NET OPERATING INCOME	123,492	13,273	136,765		120,393	12,655	133,048
General and administrative expenses	(20,124)	—	(20,124)		(20,015)	—	(20,015)
Provision for executive separation expenses	(796)	—	(796)		—	—	—
Interest and other income	1,645	—	1,645		1,727	—	1,727
Project costs and other expenses	(397)	—	(397)		(272)	—	(272)
Interest expense, net	(63,464)	(5,637)	(69,101)		(68,554)	(5,637)	(74,191)
Gains on sales of non operating real estate	—	—	—		710	—	710
Depreciation on non real estate assets	(347)	—	(347)		(474)	—	(474)
Preferred share dividends	(1,845)	—	(1,845)		—	—	—

FFO(2)	38,164	7,636	45,800		33,515	7,018	40,533
Gains on sales of real estate	—	—	—		740	—	740
Depreciation on real estate assets	(66,771)	(3,691)	(70,462)		(70,650)	(4,328)	(74,978)
Impairment of assets	—	—	—		(225)	—	(225)
Equity in income of partnerships	3,945	(3,945)	—		2,690	(2,690)	—
Preferred share dividends	1,845	—	1,845		—	—	—

Net loss	$(22,817)	$—	$(22,817)		$(33,930)	$—	$(33,930)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$38,164	$7,636	$45,800		$33,515	$7,018	$40,533
Adjustments:
Straight line rent	(326)	73	(253)		165	141	306
Recurring capital expenditures	(1,792)	(205)	(1,997)		(4,758)	(143)	(4,901)
Tenant allowances	(8,048)	(197)	(8,245)		(5,841)		(5,841)
Capitalized leasing costs	(2,501)	—	(2,501)		(2,524)	—	(2,524)
Amortization of mortgage loan premium	(170)	—	(170)		(576)	—	(576)
Amortization of above- and below-market lease intangibles	(143)	(63)	(206)		104	(91)	13
Amortization of exchangeable notes debt discount	849	—	849		966	—	966

FAD	$26,033	$7,244	$33,277		$21,051	$6,925	$27,976

Weighted average number of shares outstanding			55,026				54,567

Weighted average effect of full conversion of OP Units			2,318				2,329
Effect of common share equivalents			947				922

Total weighted average shares outstanding, including OP Units			58,291				57,818

FFO			$45,800				$40,533
Provision for executive separation expenses			796				—

FFO AS ADJUSTED			$46,596				$40,533

FFO PER DILUTED SHARE AND OP UNIT			$0.79				$0.70

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.80				$0.70

FAD PER DILUTED SHARE AND OP UNIT			$0.57				$0.48

DIVIDEND PER COMMON SHARE			$0.31				$0.30

PAYOUT RATIOS

Payout ratio of FFO			31.7	%(3)			36.5	%(4)

Payout ratio of FFO as adjusted			31.5	%(3)			36.5	%(4)

Payout ratio of FAD			46.8	%(3)			67.4	%(4)

(1)	Total includes the non-cash effect of straight-line rent.
(2)

In accordance with NAREIT guidance regarding the definition of FFO, impairment losses of depreciable real estate are excluded from FFO. Prior period FFO and FFO per diluted share and OP Unit amounts have been revised to reflect this updated NAREIT guidance.

(2)	Twelve months ended June 30, 2012.
(3)	Twelve months ended June 30, 2011

Pennsylvania Real Estate Investment Trust

2012 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements
	Number	GLA	Previous	New	Dollar	Percentage	psf(1)
New Leases - Previously Leased Space:

1st Quarter(2)	32	119,188	$20.58	$21.54	$0.96	4.7%	$3.02
2nd Quarter(3)	33	103,243	31.36	29.49	(1.87)	-6.0%	2.92

Total/Average	65	222,431	$25.58	$25.23	$(0.35)	-1.4%	$2.97

New Leases - Previously Vacant Space: (4)

1st Quarter	35	124,425	N/A	$28.60	$28.60	N/A	$3.82
2nd Quarter	35	168,069	N/A	17.98	17.98	N/A	3.79

Total/Average	70	292,494	N/A	$22.50	$22.50	N/A	$3.80

Renewal: (5)

1st Quarter(2)	139	481,428	$22.28	$22.92	$0.64	2.9%	$—
2nd Quarter(3)	172	538,905	26.48	27.71	1.23	4.6%	0.01

Total/Average	311	1,020,333	$24.50	$25.45	$0.95	3.9%	$0.01

Anchor New:

1st Quarter	3	285,136	N/A	$13.87	$13.87	N/A	$3.40
2nd Quarter	0	—	N/A	—	—	N/A	—

Total/Average	3	285,136	N/A	$13.87	$13.87	N/A	$3.40

Anchor Renewal:

1st Quarter	1	100,115	$3.13	$3.13	$—	0.0%	$—
2nd Quarter	1	212,000	0.35	0.35	—	0.0%	—

Total/Average	1	312,115	$1.24	$1.24	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -1.3% for New Leases - Previously Leased Space and 0.0% for Renewals.
(3)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -8.1% for New Leases - Previously Leased Space and 1.5% for Renewals.
(4)	This category includes newly constructed and recommissioned space.
(5)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy (1) Percentages

	June 30, 2012			June 30, 2011			Change
	Avg Base	Occupancy		Avg Base	Occupancy		Avg Base	Occupancy
	Rent	Total	Non-Anchor	Rent	Total	Non-Anchor	Rent	Total	Non-Anchor
Malls weighted average(2)	$31.74	91.5%	86.8%	$32.40	90.2%	86.3%	-2.0%	1.3%	0.5%
Strip and Power Centers weighted average	$16.02	95.8%	93.9%	$16.29	94.5%	91.9%	-1.7%	1.3%	2.0%
Retail Portfolio weighted average	$28.22	91.9%	87.7%	$28.83	90.6%	87.1%	-2.1%	1.3%	0.6%

Consolidated Properties	$29.74	91.5%	86.7%	$30.37	90.2%	86.1%	-2.1%	1.3%	0.6%
Unconsolidated Properties	$23.15	95.1%	93.1%	$23.59	94.1%	92.1%	-1.9%	1.0%	1.0%
Same Properties	$28.22	91.9%	87.7%	$28.83	90.6%	87.1%	-2.1%	1.3%	0.6%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.
(2)	Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.56/sq ft as of June 30, 2012 and $14.20/sq ft as of June 30, 2011.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		June 30, 2012			June 30, 2011			Change
	% of Rolling 12 Month Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	27.0%
Cherry Hill Mall		$50.02	$630	12.9%	$46.51	$556	13.6%	7.6%	13.3%	-0.7%
Lehigh Valley Mall		44.97	582	11.4%	45.40	525	12.6%	-1.0%	10.9%	-1.2%
Woodland Mall		39.76	543	12.1%	40.66	508	13.0%	-2.2%	6.9%	-0.9%
Jacksonville Mall		35.50	515	10.3%	33.08	487	10.4%	7.3%	5.7%	-0.1%
Dartmouth Mall		31.24	433	11.2%	30.07	398	11.5%	3.9%	8.8%	-0.3%

Sales per square foot between $350 - $400	37.6%
Willow Grove Park		42.49	399	15.8%	43.91	398	16.7%	-3.2%	0.3%	-0.9%
Patrick Henry Mall		39.43	394	14.2%	40.34	389	13.9%	-2.3%	1.3%	0.3%
Springfield Mall		33.65	390	14.4%	34.24	355	14.4%	-1.7%	9.9%	0.0%
The Mall at Prince Georges		37.33	385	14.6%	36.73	390	13.7%	1.6%	-1.3%	0.9%
The Gallery at Market East		36.79	382	14.3%	37.55	360	14.3%	-2.0%	6.1%	0.0%
Wyoming Valley Mall		30.51	382	11.7%	31.26	364	12.2%	-2.4%	4.9%	-0.5%
Valley View Mall		29.20	379	11.5%	29.70	366	11.9%	-1.7%	3.6%	-0.4%
Viewmont Mall		29.37	375	12.6%	29.59	364	13.0%	-0.7%	3.0%	-0.4%
Valley Mall		25.90	375	11.1%	25.76	366	11.0%	0.5%	2.5%	0.1%
Moorestown Mall		34.67	362	14.5%	35.84	376	15.2%	-3.3%	-3.7%	-0.7%
Capital City Mall		34.37	361	11.7%	33.34	353	11.8%	3.1%	2.3%	-0.1%
Crossroads Mall		21.44	356	8.9%	20.76	322	9.1%	3.2%	10.6%	-0.2%

Sales per square foot between $300 - $349	17.3%
Francis Scott Key Mall		28.05	344	11.5%	27.40	334	11.5%	2.4%	3.0%	0.0%
Exton Square Mall		35.11	340	13.5%	36.33	323	13.7%	-3.4%	5.3%	-0.2%
Plymouth Meeting Mall		28.84	336	10.3%	31.11	326	10.4%	-7.3%	3.1%	-0.1%
Magnolia Mall		27.62	330	12.5%	28.50	324	13.2%	-3.1%	1.9%	-0.7%
Logan Valley Mall		26.63	324	11.4%	26.11	310	11.2%	2.0%	4.5%	0.2%
Cumberland Mall		27.11	324	12.9%	28.98	312	13.5%	-6.4%	3.8%	-0.6%
Gadsden Mall		20.48	316	9.9%	21.54	287	9.3%	-4.9%	10.1%	0.6%

Sales per square foot under $300	18.1%
Palmer Park Mall		25.66	298	11.5%	24.58	290	12.3%	4.4%	2.8%	-0.8%
New River Valley Mall		23.61	289	10.2%	24.62	282	10.6%	-4.1%	2.5%	-0.4%
Wiregrass Commons Mall		25.27	285	10.8%	26.77	282	11.5%	-5.6%	1.1%	-0.7%
Uniontown Mall		21.11	282	10.1%	22.53	287	10.7%	-6.3%	-1.7%	-0.6%
Nittany Mall		20.67	275	10.5%	21.66	276	11.2%	-4.6%	-0.4%	-0.7%
Lycoming Mall		20.72	272	10.1%	21.40	262	10.4%	-3.2%	3.8%	-0.3%
North Hanover Mall		22.12	262	13.3%	26.66	268	12.5%	-17.0%	-2.2%	0.8%
South Mall		22.24	258	11.7%	24.04	239	12.2%	-7.5%	7.9%	-0.5%
Washington Crown Center		18.27	253	10.6%	19.90	239	11.8%	-8.2%	5.9%	-1.2%
Orlando Fashion Square		27.39	252	14.2%	29.81	241	19.2%	-8.1%	4.6%	-5.0%
Beaver Valley Mall		20.89	245	12.7%	22.02	246	13.7%	-5.1%	-0.4%	-1.0%
Phillipsburg Mall		22.67	244	11.6%	23.96	227	12.3%	-5.4%	7.5%	-0.7%
Chambersburg Mall		19.85	227	9.5%	22.53	236	9.9%	-11.9%	-3.8%	-0.4%
Voorhees Town Center		28.55	222	11.1%	32.67	212	12.5%	-12.6%	4.7%	-1.4%

Malls weighted average		$31.74	$378	12.2%	$32.40	$359	12.8%	-2.0%	5.3%	-0.6%

Consolidated Properties		$30.87	$364	12.3%	$31.54	$348	12.7%	-2.1%	4.6%	-0.4%
Unconsolidated Properties		$41.23	$522	12.1%	$41.73	$468	13.1%	-1.2%	11.5%	-1.0%
Same Properties		$31.74	$378	12.2%	$32.40	$359	12.8%	-2.0%	5.3%	-0.6%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy (1) - Owned GLA

	June 30, 2012		June 30, 2011		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	91.0%	80.8%	89.4%	77.2%	1.6%	3.6%
Capital City Mall	97.7%	96.0%	97.3%	95.3%	0.4%	0.7%
Chambersburg Mall	87.9%	74.2%	84.3%	66.5%	3.6%	7.7%
Cherry Hill Mall	91.9%	90.2%	93.0%	91.6%	-1.1%	-1.4%
Crossroads Mall	95.9%	91.2%	88.9%	74.6%	7.0%	16.6%
Cumberland Mall	93.8%	89.7%	92.3%	87.3%	1.5%	2.4%
Dartmouth Mall	96.9%	95.0%	96.0%	93.4%	0.9%	1.6%
Exton Square Mall	91.8%	82.0%	91.7%	81.8%	0.1%	0.2%
Francis Scott Key Mall	95.9%	93.3%	98.6%	97.7%	-2.7%	-4.4%
Gadsden Mall	93.3%	83.2%	92.6%	81.5%	0.7%	1.7%
The Gallery at Market East (2)	61.5%	77.9%	61.3%	77.4%	0.2%	0.5%
Jacksonville Mall	98.7%	97.5%	99.1%	98.3%	-0.4%	-0.8%
Lehigh Valley Mall	96.5%	94.2%	96.1%	94.6%	0.4%	-0.4%
Logan Valley Mall	93.4%	84.2%	95.0%	88.1%	-1.6%	-3.9%
Lycoming Mall	96.4%	93.3%	95.9%	92.3%	0.5%	1.0%
Magnolia Mall	98.2%	95.8%	98.3%	96.1%	-0.1%	-0.3%
Moorestown Mall	88.9%	72.4%	91.2%	80.2%	-2.3%	-7.8%
New River Valley Mall	97.8%	96.4%	97.6%	96.0%	0.2%	0.4%
Nittany Mall	94.7%	89.2%	94.0%	87.8%	0.7%	1.4%
North Hanover Mall	93.4%	84.3%	91.8%	80.4%	1.6%	3.9%
Orlando Fashion Square	90.8%	80.5%	92.0%	83.1%	-1.2%	-2.6%
Palmer Park Mall	94.4%	82.0%	96.3%	88.1%	-1.9%	-6.1%
Patrick Henry Mall	93.0%	86.4%	92.4%	85.3%	0.6%	1.1%
Phillipsburg Mall	83.4%	61.7%	88.0%	72.4%	-4.6%	-10.7%
Plymouth Meeting Mall	84.8%	76.9%	82.7%	73.7%	2.1%	3.2%
The Mall at Prince Georges	97.6%	95.0%	95.0%	89.5%	2.6%	5.5%
South Mall	85.6%	78.1%	89.5%	84.0%	-3.9%	-5.9%
Springfield Mall	87.9%	87.9%	92.8%	92.8%	-4.9%	-4.9%
Uniontown Mall	88.7%	82.4%	81.1%	74.2%	7.6%	8.2%
Valley Mall	94.9%	91.3%	93.7%	89.2%	1.2%	2.1%
Valley View Mall	96.9%	95.8%	96.3%	94.9%	0.6%	0.9%
Viewmont Mall	99.2%	98.0%	99.4%	98.5%	-0.2%	-0.5%
Voorhees Town Center	63.5%	63.0%	60.5%	59.9%	3.0%	3.1%
Washington Crown Center	93.2%	87.5%	89.3%	80.3%	3.9%	7.2%
Willow Grove Park (3)	93.4%	88.6%	70.2%	92.8%	23.2%	-4.2%
Wiregrass Commons Mall	91.1%	87.2%	87.5%	81.9%	3.6%	5.3%
Woodland Mall	92.0%	92.0%	95.1%	95.1%	-3.1%	-3.1%
Wyoming Valley Mall	96.9%	91.1%	96.5%	90.1%	0.4%	1.0%

Malls weighted average (4)	91.5%	86.8%	90.2%	86.3%	1.3%	0.5%

Consolidated Properties	91.3%	86.4%	89.9%	85.8%	1.4%	0.6%
Unconsolidated Properties	94.9%	92.5%	95.3%	94.1%	-0.4%	-1.6%
Same Properties	91.5%	86.8%	90.2%	86.3%	1.3%	0.5%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.
(2)	The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% of the owned mall GLA as of March 31, 2012 and June 30, 2011, respectively.
(3)	The total occupancy percentage for Willow Grove Park as of June 30, 2011 includes the former Strawbridge’s store that is currently under redevelopment. This vacant department store represents 26.6% of the owned mall GLA as of June 30, 2011. In December 2011, we decommissioned 206,834 sf, of which 113,692 sf is related the new jcpenney store, 41,152 sf is related to the new Nordstrom Rack store and 24,695 sf is related to inline space.
(4)	Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy (1) Percentages

	June 30, 2012			June 30, 2011			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Christiana Center	$20.58	98.8%	96.8%	$20.16	96.0%	89.1%	2.1%	2.8%	7.7%
The Commons at Magnolia	15.74	80.4%	75.6%	15.33	87.3%	84.2%	2.7%	-6.9%	-8.6%
Metroplex Shopping Center	20.03	100.0%	100.0%	19.84	100.0%	100.0%	1.0%	0.0%	0.0%
The Court at Oxford Valley	15.00	91.7%	90.5%	15.27	91.7%	90.5%	-1.8%	0.0%	0.0%
Paxton Towne Centre	14.60	100.0%	100.0%	15.26	100.0%	100.0%	-4.3%	0.0%	0.0%
Red Rose Commons	13.14	100.0%	100.0%	13.14	100.0%	100.0%	0.0%	0.0%	0.0%
Springfield Park	23.88	90.0%	71.7%	21.35	98.2%	94.9%	11.9%	-8.2%	-23.2%
Whitehall Mall	12.48	93.0%	85.5%	13.51	84.8%	67.7%	-7.6%	8.2%	17.8%

Weighted Average	$16.02	95.8%	93.9%	$16.29	94.5%	91.9%	-1.7%	1.3%	2.0%

Consolidated Properties	$16.15	97.2%	95.1%	$16.33	97.0%	94.8%	-1.1%	0.2%	0.3%
Unconsolidated Properties	$15.97	95.2%	93.5%	$16.28	93.4%	90.9%	-1.9%	1.8%	2.6%
Same Properties	$16.02	95.8%	93.9%	$16.29	94.5%	91.9%	-1.7%	1.3%	2.0%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	40	517,423	4	42,666	44	560,089	$11,245	$10,277	3.32%
J.C. Penney Corporation, Inc.	24	2,370,409	6	824,327	30	3,194,736	7,679	7,679	2.48%
Foot Locker, Inc.	58	271,609	9	63,873	67	335,482	7,766	7,223	2.33%
Limited Brands, Inc.	57	272,225	15	48,323	72	320,548	7,568	7,122	2.30%
American Eagle Outfitters, Inc.	40	218,381	1	4,752	41	223,133	7,011	6,698	2.16%
Zale Corporation	72	52,293	0	—	72	52,293	5,693	5,397	1.74%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.71%
Signet Jewelers Limited	39	60,492	0	—	39	60,492	4,694	4,538	1.47%
Dick’s Sporting Goods, Inc.	8	371,224	2	95,935	10	467,159	4,845	4,124	1.33%
Luxottica Group S.p.A.	47	117,054	3	5,863	50	122,917	4,303	3,951	1.28%
Abercrombie & Fitch Co.	19	128,443	0	—	19	128,443	3,872	3,490	1.13%
Genesco, Inc.	59	77,834	3	3,044	62	80,878	3,512	3,369	1.09%
Ascena Retail Group, Inc.	34	162,464	11	43,182	45	205,646	3,637	3,345	1.08%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,092	3,092	1.00%
Aeropostale, Inc.	31	108,938	8	26,769	39	135,707	3,258	3,022	0.98%
Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,013	2,977	0.96%
Best Buy Co., Inc.	20	202,163	0	—	20	202,163	3,955	2,959	0.96%
Hallmark Cards, Inc.	34	140,838	3	11,833	37	152,671	3,065	2,893	0.93%
Burlington Coat Factory	6	537,986	0	—	6	537,986	2,826	2,826	0.91%
Shoe Show, Inc.	25	174,757	5	—	30	174,757	2,906	2,810	0.91%

Total Top 20 Tenants	648	9,081,259	75	2,051,344	723	11,132,603	$100,385	$93,094	30.07%

Total Leases					3,036			$309,568	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2012

(dollars in thousands except psf amounts)

Non-Anchors (1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Minimum Rent in Expiring Year (2)	PREIT’s Share of Minimum Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	250	618,328	5.1%	$17,800	$16,518	6.1%	$28.79
2012	196	438,696	3.6%	11,195	10,712	4.0%	25.52
2013	464	1,608,755	13.4%	33,684	31,518	11.7%	20.94
2014	441	1,462,872	12.1%	33,462	31,197	11.6%	22.87
2015	309	1,442,110	12.0%	33,053	30,068	11.1%	22.92
2016	327	1,446,715	12.0%	38,697	34,641	12.8%	26.75
2017	235	1,048,482	8.7%	27,750	24,906	9.2%	26.47
2018	187	1,005,118	8.3%	25,953	23,671	8.8%	25.82
2019	137	610,016	5.1%	18,201	17,292	6.4%	29.84
2020	130	922,291	7.7%	19,807	18,659	6.9%	21.48
2021	124	589,215	4.9%	14,768	13,225	4.9%	25.06
Thereafter	126	849,678	7.1%	18,486	17,288	6.5%	21.76

Total/Average	2,926	12,042,276	100.0%	$292,856	$269,695	100.0%	$24.32

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2013	13	1,035,455	9.1%	$4,294	$4,294	10.8%	4.15
2014	15	1,491,412	13.1%	4,113	3,651	9.2%	2.76
2015	18	1,715,835	15.0%	5,115	5,115	12.8%	2.98
2016	20	1,895,436	16.6%	4,777	4,777	12.0%	2.52
2017	10	1,233,341	10.8%	3,829	3,398	8.5%	3.10
2018	7	878,080	7.7%	4,398	4,398	11.0%	5.01
2019	7	770,343	6.8%	2,014	2,014	5.1%	2.61
2020	4	346,039	3.0%	1,414	1,414	3.5%	4.09
2021	4	426,239	3.7%	3,059	1,775	4.5%	7.18
Thereafter	12	1,615,512	14.2%	9,037	9,037	22.6%	5.59

Total/Average	110	11,407,692	100.0%	$42,050	$39,873	100.0%	$3.69

(1)	Only includes owned space.
(2)	Does not include tenants occupying space under agreements with initial terms of less than one year. The GLA of these tenants is 338,809 sf.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of June 30, 2012

	Owned GLA
	Occupied			Vacant
		Non-Anchor
	Anchor	Large Format(1)	Small Shop(2)	Anchor	Non-Anchor	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	211,874	—	85,745	204,770	1,162,396
Capital City Mall	204,301	63,586	209,597	—	11,285	120,000	608,769
Chambersburg Mall	241,690	19,651	138,237	—	54,845		454,423
Cherry Hill Mall (3)	138,000	204,015	408,187	—	66,528	478,885	1,295,615
Crossroads Mall	254,211	74,108	128,334	—	19,625		476,278
Cumberland Mall	264,348	212,538	151,940	—	41,841	273,230	943,897
Dartmouth Mall	208,460	142,274	163,868	—	16,196	140,000	670,798
Exton Square Mall	440,301	26,617	275,534	—	66,362	277,468	1,086,282
Francis Scott Key Mall	222,176	140,622	186,345	—	23,550	139,333	712,026
Gadsden Mall	300,960	66,429	99,981	—	33,520	—	500,890
The Gallery at Market East	350,115	73,975	242,336	328,390	89,616	—	1,084,432
Jacksonville Mall	242,115	98,693	141,711	—	6,208	—	488,727
Lehigh Valley Mall	376,694	171,800	368,804	—	33,223	207,292	1,157,813
Logan Valley Mall	455,060	43,943	230,984	—	51,753		781,740
Lycoming Mall	333,413	182,268	173,500	—	25,425	120,000	834,606
Magnolia Mall	343,118	86,608	172,497	—	11,224		613,447
Moorestown Mall	408,356	25,527	172,004	—	75,288	321,200	1,002,375
New River Valley Mall	175,306	134,996	121,316	—	9,658		441,276
Nittany Mall	221,462	12,500	179,789	—	23,293	95,000	532,044
North Hanover Mall	206,792	21,047	104,528	—	23,344		355,711
Orlando Fashion Square	491,999	136,808	217,402	—	86,066	155,576	1,087,851
Palmer Park Mall	314,235	—	117,830	—	25,866		457,931
Patrick Henry Mall	279,619	16,741	239,102	—	40,439	140,000	715,901
Phillipsburg Mall	326,552	42,021	112,607	—	95,958		577,138
Plymouth Meeting Mall (4)	253,584	163,161	208,966	—	111,872	214,635	952,218
The Mall at Prince Georges	479,619	139,553	277,571	—	22,032		918,775
South Mall	139,691	120,071	87,179	—	58,258		405,199
Springfield Mall	—	—	195,398	—	26,843	387,899	610,140
Uniontown Mall	391,096	67,996	160,806	30,282	48,812		698,992
Valley Mall	280,549	115,290	243,528	—	34,403	243,400	917,170
Valley View Mall	96,357	74,148	170,140	—	10,798	254,596	606,039
Viewmont Mall	386,262	82,893	153,264	—	4,862	120,000	747,281
Voorhees Town Center (5)	4,404	67,478	126,463	—	113,776	420,838	732,959
Washington Crown Center	245,401	89,086	165,374	—	36,466	140,095	676,422
Willow Grove Park	265,332	54,425	263,348	—	41,007	413,121	1,037,233
Wiregrass Commons	94,686	10,345	173,680	—	27,103	332,152	637,966
Woodland Mall	—	120,959	279,814	—	35,074	725,187	1,161,034
Wyoming Valley Mall	592,110	90,851	200,076	—	28,263		911,300

Total Malls (38 properties)	10,539,641	3,341,763	7,273,914	358,672	1,616,427	5,924,677	29,055,094

Strip and Power Centers
Christiana Center	190,814	68,132	40,233	—	3,600	—	302,779
The Commons at Magnolia	20,631	28,618	34,667	—	20,416	126,200	230,532
Metroplex Shopping Center	67,185	353,984	56,292	—	—	300,729	778,190
The Court at Oxford Valley	59,620	314,149	45,341	—	37,793	247,623	704,526
Paxton Towne Centre	151,627	221,425	71,380	—	—	273,058	717,490
Red Rose Commons	—	248,085	15,206	—	—	199,590	462,881
Springfield Park	83,539	10,000	22,443	—	12,829	145,669	274,480
Whitehall Mall	294,635	192,099	43,891	—	39,920	—	570,545

Total Strip and Power Centers (8 properties)	868,051	1,436,492	329,453	—	114,558	1,292,869	4,041,423

CONSOLIDATED PROPERTIES	10,526,019	3,488,138	6,855,992	358,672	1,580,377	5,728,744	28,537,942
UNCONSOLIDATED PROPERTIES	881,673	1,290,117	747,375	—	150,608	1,488,802	4,558,575
TOTAL PROPERTIES	11,407,692	4,778,255	7,603,367	358,672	1,730,985	7,217,546	33,096,517

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 23,790 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 6,554 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2012

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/17 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall(2) Beckley, WV	100%	2003	1981	Belk Dick’s Sporting Goods jcpenney Sears	11/5/14 1/31/22 12/31/16 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 10/5/26 (1) 7/28/17

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/20 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/18 1/31/16 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/18 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15

Voorhees Town Center Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Nordstrom Rack Sears	(1) 1/31/28 1/31/22 5/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillard’s jcpenney	(1) 1/31/20 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/17 4/30/17 1/31/17 8/1/16

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21

STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2012			December 31, 2011
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,497,945	$215,645	$3,713,590	$3,470,167	$211,790	$3,681,957
Construction in progress	93,333	951	94,284	91,538	864	92,402
Land held for development	15,107	—	15,107	15,292	—	15,292

Total investments in real estate	3,606,385	216,596	3,822,981	3,576,997	212,654	3,789,651
Accumulated depreciation	(906,650)	(76,895)	(983,545)	(844,010)	(73,594)	(917,604)

Net investments in real estate	2,699,735	139,701	2,839,436	2,732,987	139,060	2,872,047

Investments in partnerships, at equity	15,546	(15,546)	—	16,009	(16,009)	—
Other assets:
Cash and cash equivalents	14,582	6,360	20,942	21,798	5,683	27,481
Rent and other receivables (2)	31,961	1,817	33,778	39,832	2,065	41,897
Intangible assets, net	9,085	141	9,226	9,921	178	10,099
Deferred costs and other assets, net	92,941	15,252	108,193	89,707	15,704	105,411

Total other assets	164,115	8,024	172,139	177,267	7,621	184,888

Total assets	$2,863,850	$147,725	$3,011,575	$2,910,254	$146,681	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $112 and $282 as of June 30, 2012 and December 31, 2011, respectively)	$1,741,841	$203,183	$1,945,024	$1,691,381	$204,546	$1,895,927
Exchangeable Notes (net of discount of $849 as of December 31, 2011)	—	—	—	136,051	—	136,051
Term Loans	240,000	—	240,000	240,000	—	240,000
Revolving Facility	65,000	—	65,000	95,000	—	95,000
Tenants’ deposits and deferred rent	14,160	3,152	17,312	13,278	3,492	16,770
Distributions in excess of partnership investments	62,548	(62,548)	—	64,938	(64,938)	—
Fair value of derivative instruments	16,836	—	16,836	21,112	—	21,112
Other liabilities	59,740	3,938	63,678	60,456	3,581	64,037

Total liabilities	2,200,125	147,725	2,347,850	2,322,216	146,681	2,468,897

Equity:
Total equity	663,725	—	663,725	588,038	—	588,038

Total liabilities and equity	$2,863,850	$147,725	$3,011,575	$2,910,254	$146,681	$3,056,935

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $28.1 million ($25.8 million wholly owned, $2.3 million partnership) as of June 30, 2012 and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2012				December 31, 2011
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,485,815	$221,525	$21,357	$3,728,697	$3,454,686	$221,021	$21,542	$3,697,249
Construction in progress	36,952	—	57,332	94,284	36,088	—	56,314	92,402

Total investments in real estate	3,522,767	221,525	78,689	3,822,981	3,490,774	221,021	77,856	3,789,651
Accumulated depreciation	(901,329)	(80,610)	(1,606)	(983,545)	(838,810)	(77,292)	(1,502)	(917,604)

Net investments in real estate	2,621,438	140,915	77,083	2,839,436	2,651,964	143,729	76,354	2,872,047

Other assets:
Cash and cash equivalents	16,648	1,970	2,324	20,942	16,947	2,113	8,421	27,481
Rent and other receivables (2)	30,203	2,128	1,447	33,778	38,087	2,451	1,359	41,897
Intangible assets, net	2,007	—	7,219	9,226	2,852	—	7,247	10,099
Deferred costs and other assets, net	72,140	14,903	21,150	108,193	67,851	15,309	22,251	105,411

Total other assets	120,998	19,001	32,140	172,139	125,737	19,873	39,278	184,888

Total assets	$2,742,436	$159,916	$109,223	$3,011,575	$2,777,701	$163,602	$115,632	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $112 and $282 as of June 30, 2012 and December 31, 2011, respectively)	$1,748,578	$196,446	$—	$1,945,024	$1,694,476	$201,451	$—	$1,895,927
Exchangeable Notes (net of discount of $849 as of December 31, 2011)	—	—	—	—	—	—	136,051	136,051
Term Loans	—	—	240,000	240,000	—	—	240,000	240,000
Revolving Facility	—	—	65,000	65,000	—	—	95,000	95,000
Tenants’ deposits and deferred rent	15,845	1,295	172	17,312	14,686	1,933	151	16,770
Fair value of derivative instruments	—	—	16,836	16,836	—	—	21,112	21,112
Other liabilities	32,636	1,586	29,456	63,678	33,098	1,687	29,252	64,037

Total liabilities	1,797,059	199,327	351,464	2,347,850	1,742,260	205,071	521,566	2,468,897

Equity:
Total equity	945,377	(39,411)	(242,241)	663,725	1,035,441	(41,469)	(412,269)	588,038

Total liabilities and equity	$2,742,436	$159,916	$109,223	$3,011,575	$2,777,701	$163,602	$115,632	$3,056,935

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $28.1 million ($25.8 million wholly owned, $2.3 million partnership) as of June 30, 2012, and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	June 30, 2012				December 31, 2011
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,524	$—	$23,068	$47,456	$70,444	$—	$21,550	$48,894
Capital City Mall	96,394	59	26,683	69,770	96,393	—	25,081	71,312
Chambersburg Mall	38,438	—	9,396	29,042	38,445	—	8,870	29,575
Cherry Hill Mall	453,358	2,593	108,682	347,269	452,603	419	98,194	354,828
Crossroads Mall	45,041	104	10,946	34,199	44,634	873	10,206	35,301
Cumberland Mall	64,544	6	11,971	52,579	63,595	671	10,982	53,284
Dartmouth Mall	63,367	—	29,445	33,922	63,105	—	28,511	34,594
Exton Square Mall	149,807	72	31,659	118,220	148,948	72	29,903	119,117
Francis Scott Key Mall	78,661	24	20,831	57,854	78,340	—	19,395	58,945
Gadsden Mall	62,793	—	12,783	50,010	62,336	—	11,820	50,516
The Gallery at Market East	170,058	15,287	31,270	154,075	170,032	4,479	27,437	147,074
Jacksonville Mall	80,723	—	20,091	60,632	80,042	—	18,701	61,341
Logan Valley Mall	96,703	—	25,929	70,774	96,326	—	24,777	71,549
Lycoming Mall	77,701	—	19,734	57,967	77,566	—	18,451	59,115
Magnolia Mall	88,963	7	28,822	60,148	88,770	33	27,121	61,682
Moorestown Mall	93,298	414	29,707	64,005	93,291	104	28,194	65,201
New River Valley Mall	58,210	—	20,027	38,183	58,142	—	18,501	39,641
Nittany Mall	44,161	—	11,006	33,155	44,327	—	10,372	33,955
North Hanover Mall	27,284	1,031	5,748	22,567	27,219	101	5,092	22,228
Orlando Fashion Square	43,286	—	8,891	34,395	43,226	—	7,550	35,676
Palmer Park Mall	34,541	—	13,305	21,236	34,529	—	12,912	21,617
Patrick Henry Mall	142,593	—	40,716	101,877	142,469	—	37,953	104,516
Phillipsburg Mall	19,702	—	5,186	14,516	19,714	—	4,760	14,954
Plymouth Meeting Mall	162,803	863	37,441	126,225	161,328	7	34,397	126,938
The Mall at Prince Georges	101,601	—	38,083	63,518	101,522	—	36,338	65,184
South Mall	34,217	1,358	7,343	28,232	34,196	—	6,924	27,272
Uniontown Mall	41,053	—	11,864	29,189	40,827	—	11,156	29,671
Valley Mall	93,432	—	24,815	68,617	92,966	—	23,494	69,472
Valley View Mall	68,150	—	15,542	52,608	67,930	—	14,699	53,231
Viewmont Mall	91,624	—	22,095	69,529	91,330	—	20,588	70,742
Voorhees Town Center	89,393	1,038	20,130	70,301	88,473	808	17,680	71,601
Washington Crown Center	40,443	—	13,986	26,457	40,432	—	13,594	26,838
Willow Grove Park	212,189	13,886	54,591	171,484	195,841	28,385	51,600	172,626
Wiregrass Commons Mall	53,640	—	11,899	41,741	53,629	—	10,964	42,665
Woodland Mall	187,258	—	37,090	150,168	185,681	—	34,139	151,542
Wyoming Valley Mall	108,742	—	28,095	80,647	108,721	—	26,112	82,609

Total Consolidated Malls	3,384,695	36,742	868,870	2,552,567	3,357,372	35,952	808,018	2,585,306

Unconsolidated Malls
Lehigh Valley Mall	45,247	138	19,772	25,613	41,648	130	18,960	22,818
Springfield Mall	55,873	72	12,687	43,258	55,666	6	11,832	43,840

Total Unconsolidated Malls	101,120	210	32,459	68,871	97,314	136	30,792	66,658

TOTAL MALLS	$3,485,815	$36,952	$901,329	$2,621,438	$3,454,686	$36,088	$838,810	$2,651,964

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	June 30, 2012				December 31, 2011
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,685	$—	$14,189	$28,496	$42,681	$—	$13,552	$29,129
The Commons at Magnolia	12,677	—	4,064	8,613	12,677	—	3,835	8,842
Paxton Towne Centre	57,888	—	19,527	38,361	57,437	—	18,605	38,832

Total Consolidated Strip and Power Centers	113,250	—	37,780	75,470	112,795	—	35,992	76,803

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,840	—	18,100	24,740	42,791	—	17,289	25,502
The Court at Oxford Valley	27,908	—	9,469	18,439	27,908	—	9,217	18,691
Red Rose Commons	13,617	—	4,472	9,145	13,617	—	4,294	9,323
Springfield Park	7,194	—	1,762	5,432	7,194	—	1,686	5,508
Whitehall Mall	16,716	—	9,027	7,689	16,716	—	8,814	7,902

Total Unconsolidated Strip and Power Centers	108,275	—	42,830	65,445	108,226	—	41,300	66,926

TOTAL STRIP AND POWER CENTERS	$221,525	$—	$80,610	$140,915	$221,021	$—	$77,292	$143,729

Consolidated Properties Under Development
Springhills	$—	$21,961	$—	$21,961	$—	$22,004	$—	$22,004
White Clay Point	—	34,630	—	34,630	—	33,582	—	33,582

Total Consolidated Properties Under Development	—	56,591	—	56,591	—	55,586	—	55,586

Unconsolidated Properties Under Development
Pavilion at Market East	6,250	741	1,606	5,385	6,250	728	1,502	5,476

Total Unconsolidated Properties Under Development	6,250	741	1,606	5,385	6,250	728	1,502	5,476

Other Properties
Land held for development - consolidated	15,107	—	—	15,107	15,292	—	—	15,292

Total Other Properties	15,107	—	—	15,107	15,292	—	—	15,292

TOTAL DEVELOPMENT AND OTHER	$21,357	$57,332	$1,606	$77,083	$21,542	$56,314	$1,502	$76,354

TOTAL INVESTMENT IN REAL ESTATE	$3,728,697	$94,284	$983,545	$2,839,436	$3,697,249	$92,402	$917,604	$2,872,047

CONSOLIDATED PROPERTIES	$3,513,052	$93,333	$906,650	$2,699,735	$3,485,459	$91,538	$844,010	$2,732,987

UNCONSOLIDATED PROPERTIES	215,645	951	76,895	139,701	211,790	864	73,594	139,060

TOTAL INVESTMENT IN REAL ESTATE	$3,728,697	$94,284	$983,545	$2,839,436	$3,697,249	$92,402	$917,604	$2,872,047

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended June 30, 2012			Six Months Ended June 30, 2012
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$12,808	$145	$12,953	$19,415	$74	$19,489
New development projects	634	14	648	1,049	14	1,063
Tenant allowances	6,131	182	6,313	8,048	197	8,245
Recurring capital expenditures:
CAM expenditures	1,458	106	1,564	1,574	205	1,779
Non-CAM expenditures	199	—	199	218	—	218

Total recurring capital expenditures	1,657	106	1,763	1,792	205	1,997

Total	$21,230	$447	$21,677	$30,304	$490	$30,794

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2012

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,732,350	77.0%	$9,491	0.4%	$1,741,841	77.4%
Unconsolidated mortgage loans payable	199,473	8.9%	3,710	0.2%	203,183	9.1%
2010 Credit Facility (3)	190,000	8.4%	115,000	5.1%	305,000	13.5%

TOTAL OUTSTANDING DEBT	$2,121,823	94.3%	$128,201	5.7%	$2,250,024	100.0%

AVERAGE STATED INTEREST RATE	5.74%		4.09%		5.65%

(1)	Includes variable rate debt swapped to fixed rate debt.
(3)	Includes debt premium of $112
(5)	As of June 30, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $190.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185.0 million of this $190.0 million is also covered by a forward starting swap that became effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million was subject to a LIBOR cap with a strike price of 2.50% which expired in April 2012.

		Average Debt Balance
			2010 Credit Facility
		Mortgage Debt (1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	3/31/2012	$1,955,390	$30,000	$240,000	$136,900	$(342)	$2,361,948
Mortgage loan amortization (2)		(6,366)	—	—	—	—	(6,366)
Paxton Towne Centre mortgage paydown		(4,000)	—	—	—	—	(4,000)
Credit Facility, net		—	35,000	—	—	—	35,000
Exchangeable notes repayment		—	—	—	(136,900)	—	(136,900)
Exchangeable notes discount amortization		—	—	—	—	342	342

Ending Balance	6/30/2012	$1,945,024	$65,000	$240,000	$—	$—	$2,250,024

Weighted Average Balance		$1,950,636	$28,022	$240,000	$93,273	$(171)	$2,311,760

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium.

	Debt Maturities (1)
				2010 Credit Facility
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Total Debt
2012	$11,037	$112	$317,439	$—	$—	$328,588
2013	18,599	—	447,723	—	—	466,322
2014	17,199	—	99,203	65,000	240,000	421,402
2015	16,375	—	305,896	—	—	322,271
2016	6,237	—	243,745	—	—	249,982
2017	5,118	—	150,000	—	—	155,118
Thereafter	19,346	—	286,995	—	—	306,341

	$93,911	$112	$1,851,001	$65,000	$240,000	$2,250,024

(1)	The weighted average period to mortgage maturity is 3.65 years, excluding extension options. Excludes debt premium on mortgage loans. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2012	$318,888	5.27%	$318,888	5.14%
2013	450,463	5.28%	450,463	5.28%
2014	101,656	7.28%	101,656	7.28%
2015	330,911	5.69%	330,911	5.69%
2016	261,827	5.36%	261,827	5.36%
2017	150,000	5.51%	150,000	5.51%
Thereafter	331,167	5.95%	331,167	5.95%

Total	$1,944,912	5.60%	$1,944,912	5.57%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2012

(in thousands)

	Proportionate Share (1)				Marked to Market Interest Rate (GAAP)
	Debt	Debt Premium/ (Discount)	Total	Interest Rate		Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Christiana Center (2)(3)(4)	$40,000	$—	$40,000	3.67%	3.67%	$1,467	$40,000	June 2012	June 2013
Cherry Hill Mall	178,649	—	178,649	5.42%	5.42%	13,510	177,689	Oct 2012	Oct 2012
Cherry Hill Mall Supplemental Loan	53,209	—	53,209	5.51%	5.51%	3,030	53,003	Oct 2012	Oct 2012
Cumberland Mall Loan #1	39,062	112	39,174	6.50%	5.40%	3,413	38,782	Nov 2012	Nov 2012
Dartmouth Mall	59,023	—	59,023	4.95%	4.95%	4,484	57,594	June 2013	June 2013
Moorestown Mall	54,175	—	54,175	4.95%	4.95%	4,115	52,864	June 2013	June 2013
Paxton Towne Centre (2)(3)(5)	50,000	—	50,000	4.10%	4.10%	2,052	50,000	July 2013	July 2013
Jacksonville Mall (2)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013	Sept 2015
Logan Valley Mall (2)	63,000	—	63,000	5.79%	5.79%	3,649	63,000	Sept 2013	Sept 2015
Wyoming Valley Mall (2)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013	Sept 2015
Francis Scott Key Mall (2)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013	Dec 2013
Viewmont Mall (2)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013	Dec 2013
Exton Square Mall	67,790	—	67,790	7.50%	7.50%	5,873	66,733	Jan 2014	Jan 2014
Lycoming Mall	33,866	—	33,866	6.84%	6.84%	3,001	32,470	Jul 2014	Jul 2014
Springfield East (2)	2,204	—	2,204	5.39%	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,588	—	2,588	5.39%	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	58,951	—	58,951	5.33%	5.33%	4,413	54,842	July 2015	July 2015
Patrick Henry Mall	90,441	—	90,441	6.34%	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	32,726	—	32,726	4.77%	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	144,001	—	144,001	5.65%	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	84,696	—	84,696	5.49%	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	149,948	—	149,948	5.58%	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street (2)(3)	25,000	—	25,000	3.84%	3.84%	960	24,265	Jul 2016	Jul 2018
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017	June 2017
Whitehall Mall	5,597	—	5,597	7.00%	7.00%	574	4,145	Nov 2018	Nov 2018
Cumberland Mall Loan #2	2,100	—	2,100	5.00%	5.00%	390	—	Dec 2018	Dec 2018
New River Valley Mall (2)(3)	25,000	—	25,000	4.83%	4.83%	1,208	25,000	Jan 2019	Jan 2019
Valley View Mall	31,244	—	31,244	5.95%	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	68,269	—	68,269	5.88%	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,766	—	14,766	5.14%	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	30,000	—	30,000	5.56%	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	65,544	—	65,544	5.30%	5.30%	4,379	54,715	Mar 2022	Mar 2022
Metroplex Shopping Center	43,323	—	43,323	5.00%	5.00%	2,681	33,978	Oct 2023	Oct 2023
Beaver Valley Mall (6)	42,274	—	42,274	9.36%	9.36%	3,972	42,266	Apr 2032	Apr 2032

Total Fixed Rate Mortgage Loans	1,931,711	112	1,931,823	5.62%	5.59%	130,748	1,839,986

Variable Rate Mortgage Loans
Christiana Center	4,258	—	4,258	2.09%	2.09%	860	4,257	June 2012	June 2013
Pavilion East Associates(7)	3,710	—	3,710	2.99%	2.99%	200	3,708	Aug 2012	Aug 2012
801 Market Street	2,183	—	2,183	2.34%	2.34%	685	—	Jul 2016	Jul 2018
New River Valley Mall	3,050	—	3,050	3.25%	3.25%	99	3,050	Jan 2019	Jan 2019

Total Variable Rate Mortgage Loans	13,201	—	13,201	2.65%	2.65%	1,844	11,015

Total Mortgage Loans	$1,944,912	$112	$1,945,024	5.60%	5.57%	$132,593	$1,851,001

CONSOLIDATED MORTGAGE LOANS	$1,741,729	$112	$1,741,841	5.63%	5.60%	$119,202	$1,677,270
UNCONSOLIDATED MORTGAGE LOANS	203,183	—	203,183	5.38%	5.38%	13,391	173,731
2010 CREDIT FACILITY—FIXED RATE(8)(9)(10)	190,000	—	190,000	6.97%	6.97%	13,251	190,000	Mar 2014	Mar 2015
2010 CREDIT FACILITY—VARIABLE RATE(8)(9)	115,000	—	115,000	4.25%	4.25%	4,888	115,000	Mar 2014	Mar 2015

Total	$2,249,912	$112	$2,250,024	5.65%	5.63%	$150,731	$2,156,001

AMORTIZATION OF DEFERRED FINANCING FEES	—	—	—	—	0.40%	—	—

EFFECTIVE INTEREST RATE	$2,249,912	$112	$2,250,024	5.65%	6.03%	$150,731	$2,156,001

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(3)	A portion of the mortgage loan bears interest at a variable rate. See Variable Rate Mortgage Loans section of this table
(4)	In July 2012, the Company refinanced this mortgage. The new maturity date is August 2022.
(5)	The Company made a $4.0 million paydown on this mortgage in May 2012.
(6)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.
(7)	In July 2012, the unconsolidated partnership that owns this property refinanced this mortgage. The new maturity date is August 2017.
(8)	Secured by first mortgage liens on 20 properties. See page 29 for property detail.
(9)	The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $65,000 as of June 30, 2012. The total available to borrow against the Revolving Facility is $185,000.
(10)	As of June 30, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $190,000 of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185,000 of this $190,000 is also covered by a forward starting swap that became effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million was subject to a LIBOR cap with a strike price of 2.50% which expired in April 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

	June 30, 2012	March 31, 2012	December 31, 2011
Consolidated Liabilities to Gross Asset Value	63.21%	66.18%	66.87%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%
EBITDA to Interest Expense	1.99	1.94	1.91
EBITDA may not be less than 1.60 to 1.00
Adjusted EBITDA to Fixed Charges	1.63	1.62	1.60
Adjusted EBITDA may not be less than 1.35 to 1.00
Corporate Debt Yield	11.64%	11.06%	11.00%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.
Facility Debt Yield	16.35%	22.38%	15.97%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount (2)

Collateral Properties
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1)	The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.
(2)	The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:

Common Shares Held (1)
The Vanguard Group, Inc.	6,097,536
BlackRock Fund Advisors	4,449,718
Dreman Value Management LLC	2,562,071
State Street Global Advisors	1,829,490
Deutsche Investment Management Americas, Inc.	1,752,265
Pacific Heights Asset Management LLC	1,500,000
JPMorgan Asset Management, Inc.	1,343,377
Northern Trust Investments	1,280,774
Brookfield Investment Management, Inc.	1,071,905
Mellon Capital Management Corp.	853,569

TOTAL of Ten Largest Institutional:	22,740,705
TOTAL of all Institutional Holders:	40,184,267
Ten Largest as % of Total Institutional:	56.6%

(1)	Based on 13F and 13G filings as of June 30, 2012 or most recent filings.

Breakdown of Share & Unit Ownership:
Shares Held	Most Recent	% of Outstanding	December 31, 2011
Institutional (1)	40,184,267	69.0%	38,394,134
Retail (2)	13,143,824	22.5%	14,547,505
Insiders (3)	4,982,000	8.5%	5,064,204

TOTAL	58,310,091	100.0%	58,005,843

(1)	Based on 13F and 13G filings as of June 30, 2012 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 23, 2012 (Shares and OP Units only). See proxy statement dated May 31, 2012 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.

FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and six months ended June 30, 2012 and 2011 to show the effect of the provision for executive separation expense, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.